UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2026

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Ameren Illinois Company (Illinois Corporation) 10 Richard Mark Way Collinsville, Illinois 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Ameren Corporation	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Ameren Illinois Company	☐

ITEM 8.01	Other Events.

On August 24, 2026, Ameren Illinois Company (“Ameren Illinois”), a subsidiary of Ameren Corporation, sold $400 million principal amount of its 5.50% First Mortgage Bonds due 2036 (the “Bonds”). The Bonds were offered pursuant to a Registration Statement on Form S-3 (File No. 333-297949-01), which became effective on August 4, 2026, and a Prospectus Supplement dated August 17, 2026, to a Prospectus dated August 4, 2026. Ameren Illinois received net offering proceeds of approximately $397.4 million, before expenses, upon closing of the transaction.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering of the Bonds.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title
1.1	Underwriting Agreement relating to the Bonds, dated August 17, 2026, between Ameren Illinois and the several underwriters named therein, for whom Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC are acting as representatives.

4.1*	General Mortgage Indenture and Deed of Trust, dated as of November 1, 1992, from Ameren Illinois to The Bank of New York Mellon Trust Company, N.A., as successor trustee (1992 Form 10-K, Exhibit 4(cc), File No. 1-3004).

4.2	Supplemental Indenture, dated as of August 1, 2026, by and between Ameren Illinois and The Bank of New York Mellon Trust Company, N.A., as successor trustee, relating to the Bonds.

5.1	Opinion of David M. Feinberg, Esq., Executive Vice President, General Counsel and Secretary of Ameren Illinois, regarding the legality of the Bonds (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Bonds (including consent).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Incorporated by reference as indicated.

This combined Form 8-K is being filed separately by Ameren Corporation and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Leonard P. Singh
Name:	Leonard P. Singh
Title:	Executive Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Patrick E. Smith Sr.
Name:	Patrick E. Smith Sr.
Title:	Chairman and President

Date: August 24, 2026